Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended November 30, 2009

Accounting Method:	☒Accrual Basis	☐Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No

Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?	X		(2)

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X

5. Did you open any new bank accounts this month?	X		(3)

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	12/21/2009	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	On November 18, 2009 the company completed the sale of the Whole Loan Portfolio.
(3)	The Chapter 11 Trustee opened a new bank account at New Mexico Bank & Trust for interested bidders in the Whole Loan sale process to submit deposits.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:     11/1/2009     to     11/30/2009

CASH FLOW SUMMARY	Current Month		Accumulated

1. Beginning Cash Balance	$24,074,013	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	1,903,203		16,595,014
Sale of Assets	3,029,432		3,029,432
Loans/advances	—		—
Other	1,410,791	(3)	1,848,472

Total Cash Receipts	$6,343,426		$21,472,918

3. Cash Disbursements
Operations	985,917		5,713,885
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	753,554		3,929,032
Other	1,000,000	(4)	1,000,000

Total Cash Disbursements	$2,739,471		$10,642,917

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	3,603,955		10,830,001

5. Ending Cash Balance (to Form 2-C)	$27,677,968	(5)	$27,677,968	(5)

CASH BALANCE SUMMARY Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance

xxxxxxx2822	New Mexico Bank & Trust	$24,252,201	$—	$24,180	$24,228,021

xxxxxxx0805	J.P. Morgan	120,696	—	—	120,696

xxxxxxx1807	New Mexico Bank & Trust	5,512	—	—	5,512

xxxxxxx2954	New Mexico Bank & Trust	157,905	—	1,950	155,955

xxxxxxx2989	New Mexico Bank & Trust	34,735	—	—	34,735

xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984

xxxxxxx2842	New Mexico Bank & Trust	3,032,063	—	—	3,032,063

xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002

xxxxxxx9639	The Bank of New York Mellon	—	—	—	—

TOTAL		$27,704,098	$—	$26,130	$27,677,968	(5)

(must agree with Ending Cash Balance above)
Restricted Cash

xxxxxxx212	Century Trust, LLP (6)	$—	$—	$—	$—

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Adfitech reimbursement of $410,791 for Professional Fees paid by TMST, Inc. on behalf of subsidiary. Whole loan sale deposits of $1,000,000 received from interested bidders.
(4)	Return of whole loan sale deposits received from interested bidders.
(5)	Current Month, Accumulated, and Book cash balances are the same.
(6)	Account has been closed by Century Trust, LLP.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     11/1/2009     to     11/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
11/3/2009	7000	Russell-Massey and Company	Trustee Surety Bond	$62,500
11/3/2009	7001	TMST Employee	Personal expense reimbursement	4,392
11/3/2009	7002	TMST Employee	Personal expense reimbursement	3,311
11/3/2009	7003	TMST Employee	Personal expense reimbursement	634
11/4/2009	7004	American Stock Transfer & Trust	Transfer fee	5,500
11/4/2009	7005	CSC	Delaware Statutory Representation	582
11/4/2009	7006	CT Corporation System	Registered Agent fee	14
11/4/2009	7007	TMST Employee	Personal expense reimbursement	12
11/4/2009	7008	FedEx	Shipping	101
11/4/2009	7009	J and J Technical Services, Inc.	Backup Tapes	3,758
11/4/2009	7010	Iron Mountain	Document Storage	3,865
11/4/2009	7011	SICORP, Inc.	Software backup	5,140
11/4/2009	7012	RR Donnelley Receivables, Inc	EDGAR Filings	3,699
11/4/2009	7013	Robert Half Finance & Accounting	Contract Services	7,268
11/4/2009	7014	Pandesa Corporation	Monthly Share Vault subscription	1,350
11/5/2009	7015	Maryland Dept of Assessments	Personal Property Return	300
11/11/2009	7018	RR Donnelley Receivables, Inc	EDGAR Filings	1,718
11/11/2009	7019	FedEx	Shipping	16
11/12/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/12/2009	Wire	ADP Financial Services	Payroll - Direct deposits	45,405
11/13/2009	Wire	ADP Financial Services	Payroll taxes 11/15	45,712
11/13/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/13/2009	2368	TMST Employee	Payroll	20,624
11/13/2009	2369	TMST Employee	Payroll	760
11/18/2009	7020	The Carlisle Group, Inc.	Info Services	7,500
11/18/2009	7021	Rubin Katz Law Firm	Professional services	1,669
11/18/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/18/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/18/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/18/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/18/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/18/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/18/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/18/2009	Wire	Cenlar	P&I Advance	1,454
11/18/2009	Wire	Cenlar	P&I Advance	515,879
11/18/2009	Wire	Protiviti Inc.	Professional services	112,636
11/18/2009	Wire	Tydings & Rosenberg LLP	Professional services	19,416
11/18/2009	Wire	Quinn Emanuel	Professional services	158,083
11/18/2009	Wire	J.H. Cohn LLP	Professional services	118,432
11/18/2009	Wire	Venable LLP	Professional services	344,987
11/19/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/19/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
11/19/2009	Wire	American Residential Equities	Refund Whole Loan Sale Bid Deposit	505,000
11/19/2009	Wire	Vantium Capital Markets	Refund Whole Loan Sale Bid Deposit	505,000
11/25/2009	Wire	ADP Financial Services	Payroll taxes 11/30	44,148
11/25/2009	Wire	ADP Financial Services	Payroll - Direct deposits	60,826
11/30/2009	2370	TMST Employee	Payroll	20,624
11/30/2009	2371	TMST Employee	Payroll	2,085

			Total Cash Disbursements	$2,634,629	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2009     to     11/30/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822

(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/4/2009	Adfitech	Professional fees reimbursement	$410,791
11/4/2009	Molina Healthcare, Inc	Deposit Refund	24,002
11/6/2009	Cenlar	Cenlar Subservicing Bill Oct 2009	1,198,347
11/6/2009	Cenlar	Investor Z43 P&I Remittance Oct 2009	25,065
11/6/2009	Cenlar	Investor P43 P&I Remittance Oct 2009	92,032
11/18/2009	Transfer from NMB&T x2842	WL Sale Bidder Deposits	1,000,000
11/19/2009	Cenlar	Return P&I Advance	515,879
11/19/2009	Cenlar	Return P&I Advance	1,454
11/19/2009	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Oct 2009	21,816
11/23/2009	Great West	Refund	4,991
11/23/2009	New Mexico Bank&Trust	Refund Wire Fees	609
11/24/2009	Wells Fargo Bank	Credit Risk Advisor Fee	1,201
11/25/2009	Wells Fargo Bank	Reinvestment Income	299
11/25/2009	Wells Fargo Bank	Credit Risk Advisor Fee	525
11/27/2009	Deutsche Bank	Reinvestment Income	6
11/30/2009	State of New Mexico	2008 Tax Refund	101
11/30/2009	DataDomain	Refund Prepetition overpayment	11,743

		Total Cash Receipts	$3,308,859	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     11/1/2009     to     11/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
11/1/2009	15413	State of Illinois	Void Outstanding Check	$-25
11/1/2009	15419	State of Minnesota	Void Outstanding Check	-50
11/3/2009	15426	TMST Employee	Personal expense reimbursement	1,087
11/3/2009	15427	State of Maryland	Personal Property Return	300
11/4/2009	15428	CSC	Delaware Statutory Representation 291
11/4/2009	15429	Commonwealtrh of Massachusetts	Annual Report Fee	125
11/4/2009	15430	State of Louisiana	Annual Report Fee	25
11/4/2009	15431	State of South Dakota	Annual Report Fee	50
11/4/2009	15432	FedEX	Shipping	966
11/12/2009	15433	FedEX	Shipping	233
11/12/2009	15434	The Bank of New York Mellon	Electronic Loan File Releases	3
11/12/2009	15435	MIDCON Data Services LLC	Document Storage	12,653
11/18/2009	15436	CT Corporation System	Registered Agent fee	7,511
11/18/2009	15437	Pepper Hamilton LLP	Professional services	79,331
11/23/2009	15438	State of Kansas	State license	900
11/25/2009	ACH	State of Georgia	State license	1,000

			Total Cash Disbursements	$104,400	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2009     to     11/30/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954

(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2009     to     11/30/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805

(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/25/2009	Bank of America (Countrywide)	Credit Risk Advisor Fee	$688
11/25/2009	US Bank	Trust Wire	779
11/25/2009	Citibank	Corporate Trust Fed Wire	1,036

		Total Cash Receipts	$2,502	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     11/1/2009     to     11/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
11/6/2009	ACH	ADP Financial Services	Payroll processing	$217
11/20/2009	ACH	ADP Financial Services	Payroll processing	225

			Total Cash Disbursements	$442	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2009     to     11/30/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807

(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/30/2009	New Mexico Bank & Trust	Interest Paid	$2

		Total Cash Receipts	$2	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2009     to     11/30/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842

(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/2/2009	Vantium Capital Markets	Whole Load Sale Bid Deposit	$500,000
11/2/2009	American Residential Equities	Whole Load Sale Bid Deposit	500,000
11/18/2009	Castle Peak Advisors	WL Liquidation Proceeds	2,529,432
11/18/2009	Transfer Bid Deposits to Acct xxx2822	Transfer Deposit to Acct 2822	-1,000,000
11/19/2009	Castle Peak Advisors	Whole Load Sale Bid Deposit	500,000
11/30/2009	New Mexico Bank & Trust	Interest	2,631

		Total Cash Receipts	$3,032,063	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:     November 30, 2009

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$27,677,968	$16,848,967
Accounts Receivable (from Form 2-E)		14,212,868	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	3,862,535	5,742,624

	Accrued interest receivable	—	47,878

Total Current Assets		45,753,371	32,042,795

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		766,990	533,109

Net Fixed Assets		434,350	668,231

Other Assets (List):	Restricted cash	—	201,432,689

	Mortgage servicing portfolio	77,268,163	87,104,385

	Investment in subsidiaries	23,963,235	21,244,747

	Loan held for sale	2,015,230	8,359,404

	Deposits	3,605,000	300,000

TOTAL ASSETS		$153,039,349	$351,152,251

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,730,593	$—
Post-petition Accrued Professional Fees (from Form 2-E)		5,632,965	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable(List):	Contingent obligations (3)	2,424,611	—

Total Post Petition Liabilities		9,788,169	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt		3,460,434,383	3,664,898,117

Total Pre Petition Liabilities		3,460,434,383	3,664,898,117

TOTAL LIABILITIES		3,470,222,552	3,664,898,117

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition (4)		(6,954,487,224)	(6,954,487,224)
Retained Earnings - Post-petition		(3,437,338)	—

TOTAL OWNERS’ EQUITY		(3,317,183,203)	(3,313,745,865)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$153,039,349	$351,152,251

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded pending resolution with SAF.
(3)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(4)	Change in Prepetition Retained Earnings of ($1,375) is due to a prior period adjustment for April expenses.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:     November 1, 2009     to     November 30, 2009

	Current Month	Accumulated Total (1)
Operating Revenue
Interest income	$26,609	$5,331,273
Mortgage servicing income	2,085,863	15,503,238

Net Operating Revenue	2,112,472	20,834,511

Total interest expense / (benefit) (2)	—	(1,195,076)

Gross Profit	2,112,472	22,029,587

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	2,008,695	18,048,396
Rents and Leases	25,000	543,262
Depreciation, Depletion and Amortization	33,412	233,884
Other (list): ______________________________	—	—
______________________________	—	—

Total Operating Expenses	2,067,107	19,720,932

Operating Income / (Loss)	45,365	2,308,655

Non-Operating Income / (Expenses)
Gains / (Losses) on Liquidation of Assets	—	—
Earnings from subsidiaries	460,539	2,718,488
Other Non-Operating Income (3)	(3,332,583)	607,975

Net Non-Operating Income / (Expenses)	(2,872,044)	3,326,463

Reorganization Expenses
Legal and Professional Fees	1,422,578	8,966,407
Other Reorganization Expense	4,852	106,049

Total Reorganization Expenses	1,427,430	9,072,456

Net Income / (Loss) Before Income Taxes	(4,254,109)	(3,437,338)

Federal and State Income Tax Expense / (Benefit)	—	—

NET INCOME / (LOSS)	$(4,254,109)	$(3,437,338)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total reflects amortization of derivatives.
(3)	Current month expense is due to the loss incurred on the whole loan liquidation. Accumulated total includes a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     November 1, 2009     to     November 30, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	$—	$29,196	$29,196	11/13/2009	Wire	$—
		26,302	26,302	11/25/2009	Wire	—

State	—	5,339	5,339	11/13/2009	Wire	—
		5,076	5,076	11/25/2009	Wire	—

FICA Tax Withheld	—	5,560	5,560	11/13/2009	Wire	—
		6,358	6,358	11/25/2009	Wire	—

Employer’s FICA Tax	—	5,560	5,560	11/13/2009	Wire	—
		6,358	6,358	11/25/2009	Wire	—

Unemployment Tax
Federal	—	—	—	11/13/2009	Wire	—
			—	11/25/2009	Wire	—

State	—	56	56	11/13/2009	Wire	—
		54	54	11/25/2009	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$—	$89,859	$89,859			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010
Property (Fire, Theft)	N/A
Vehicle	N/A
Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010
Directors & Officers (Excess)	XL Specialty Insurance Co.	15,000,000	5/1/2010	5/1/2010
Directors & Officers (Primary)	U.S. Specialty Insurance Company	15,000,000	5/1/2010	5/1/2010
Trustee Surety Bond	Liberty Mutual Insurance Company	25,000,000	10/28/2010	10/28/2010

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 11/1/2009 to 11/30/2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable

Under 30 days	$—	(1)	$2,574,533	(2)
30 to 60 days	492,482		1,687,902
61 to 90 days	47		1,743,175
91 to 120 days	147		462,713
Over 120 days	—		895,234
Unavailable	9,500,100	(3)

Total Post Petition	9,992,776

Pre Petition Amounts	4,220,092	(3)

Total Accounts Receivable	14,212,868

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$14,212,868

	Total Post Petition Accounts Payable		$7,363,558

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Includes escrow and other non-P&I advances receivable from in excess of 3,300 mortgage holders. Aging information is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel	$1,735,000	$—	$344,987		$1,733,819
Debtor’s Special Counsel (2)	310,304	—	—		449,718
Debtor’s Financial Advisor	250,000	—	112,636		1,036,520
Creditors’ Committee’s Counsel	100,000	350,000	177,499		1,212,829
Unsecured Creditors’ Financial Advisor	—	150,000	118,432		549,729
Chapter 11 Trustee (3)	—	75,000	—		75,000
Trustee’s Counsel	—	240,000	—		240,000
Trustee’s Financial Advisor	—	200,000	—		233,650
Claims Agent	—	35,000	—		101,700

Total	$2,395,304	$1,050,000	$753,554		$5,632,965

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel.
(3)	Chapter 11 Trustee fees are an estimate based on time spent performing the Trustee function at customary rates. The actual fees awarded are subject to Bankruptcy Court approval and may vary from the estimate.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 11/1/2009 to 11/30/2009

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: November 30, 2009

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.
1.	Disbursements made in calendar quarter
	October 2009	$1,512,952
	November 2009	2,739,471
	December 2009	—

	Quarterly Total	$4,252,423

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of November 30, 2009

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)	8/7/2009	$98	$—	$—	$—	$98	$—	$—
Reimbursement Simmons_FedEx (1)	8/14/2009	49	—	—	—	49	—	—
Reimbursement Simmons_FedEx (1)	9/11/2009	47	—	—	47	—	—	—
Thornburg Mortgage Advisory Co	10/15/2009	492,482	—	492,482	—	—	—	—
Borrower Escrow Advance Balance (2)	Various	8,189,090	—	—	—	—	—	8,189,090
Borrower Corporate Advance Balance (2)	Various	1,292,689	—	—	—	—	—	1,292,689
Borrower 3rd Party Advance Balance (2)	Various	2,249	—	—	—	—	—	2,249
Borrower Inspection Fees (2)	Various	16,072	—	—	—	—	—	16,072

Total Post Petition Accounts Receivable		$9,992,776	$—	$492,482	$47	$147	$—	$9,500,100

Pre Petition	Date	Amount
Adfitech	3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture	4/30/2009	6,888
Borrower Escrow Advance Balance (2)	Various	3,697,215
Borrower Corporate Advance Balance (2)	Various	487,751
Borrower 3rd Party Advance Balance (2)	Various	14,067
Borrower Inspection Fees (2)	Various	13,171

Total Pre Petition Accounts Receivable		$4,220,092

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of November 30, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
State of Tennessee	05/01/09	1,375	—	—	—	—	1,375
5/15/09 Payroll due TMAC	05/15/09	40,290	—	—	—	—	40,290
J.H. Cohn LLP	05/31/09	32,673	—	—	—	—	32,673
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Protiviti, Inc.	05/31/09	54,694	—	—	—	—	54,694
Quinn Emanuel Urquhart Oliver & Hedges	05/31/09	60,021	—	—	—	—	60,021
Tydings & Rosenberg LLP	05/31/09	4,172	—	—	—	—	4,172
Venable LLP	05/31/09	78,950	—	—	—	—	78,950
Atkinson & Thal, P.C.	06/08/09	118	—	—	—	—	118
Wilmington Trust Company	06/26/09	3,000	—	—	—	—	3,000
Wilmington Trust Company	06/29/09	4,000	—	—	—	—	4,000
J.H. Cohn LLP	06/30/09	32,707	—	—	—	—	32,707
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Protiviti, Inc.	06/30/09	74,319	—	—	—	—	74,319
Quinn Emanuel Urquhart Oliver & Hedges	06/30/09	64,284	—	—	—	—	64,284
Tydings & Rosenberg LLP	06/30/09	3,648	—	—	—	—	3,648
Venable LLP	06/30/09	67,958	—	—	—	—	67,958
Palmer, Lombardi & Donohue LLP	06/30/09	297	—	—	—	—	297
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	29	—	—	—	—	29
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	3,669	—	—	—	—	3,669
Verizon	07/20/09	(264)	—	—	—	—	(264)
J.H. Cohn LLP	07/31/09	29,290	—	—	—	—	29,290
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Protiviti, Inc.	07/31/09	30,028	—	—	—	—	30,028
Quinn Emanuel Urquhart Oliver & Hedges	07/31/09	46,960	—	—	—	—	46,960
Tydings & Rosenberg LLP	07/31/09	2,739	—	—	—	—	2,739
Venable LLP	07/31/09	53,704	—	—	—	—	53,704
Thompson, Hickey, Cunningham, Clow, & April	07/31/09	1,099	—	—	—	—	1,099
J.H. Cohn LLP	08/31/09	27,474	—	—	—	27,474	—
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	281,761	—
Protiviti, Inc.	08/31/09	27,230	—	—	—	27,230	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/09	38,176	—	—	—	38,176	—
Tydings & Rosenberg LLP	08/31/09	4,185	—	—	—	4,185	—
Venable LLP	08/31/09	83,885	—	—	—	83,885	—
Thompson, Hickey, Cunningham, Clow, & April	08/31/09	3	—	—	—	3	—
Bingham McCutchen LLP	09/03/09	8,536	—	—	8,536	—	—
Pepper Hamilton LLP	09/10/09	2,272	—	—	2,272	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of November 30, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Pepper Hamilton LLP	09/10/09	21,819	—	—	21,819	—	—
O’Melveny & Myers, LLP	09/28/09	13,628	—	—	13,628	—	—
J.H. Cohn LLP	09/30/09	103,973	—	—	103,973	—	—
Protiviti, Inc.	09/30/09	562,628	—	—	562,628	—	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/09	245,957	—	—	245,957	—	—
Tydings & Rosenberg LLP	09/30/09	30,241	—	—	30,241	—	—
Venable LLP	09/30/09	745,722	—	—	745,722	—	—
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	8,400	—	—
Epiq Bankruptcy Solutions, LLC	10/09/09	31,049	—	31,049	—	—	—
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	29,657	—	—	—
Goldin Associates, LLC	10/31/09	33,650	—	33,650	—	—	—
J.H. Cohn LLP	10/31/09	173,613	—	173,613	—	—	—
Protiviti, Inc.	10/31/09	287,621	—	287,621	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/09	311,712	—	311,712	—	—	—
Tydings & Rosenberg LLP	10/31/09	50,734	—	50,734	—	—	—
Venable LLP	10/31/09	703,600	—	703,600	—	—	—
Iron Mountain Information Management	10/31/09	825	—	825	—	—	—
Payroll Accrual	10/31/09	58,982	—	58,982	—	—	—
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	6,460	—	—	—
American Stock Transfer & Trust	11/01/09	5,500	5,500	—	—	—	—
MIDCON Data Services LLC	11/01/09	2,059	2,059	—	—	—	—
The Carlisle Group, Inc.	11/01/09	7,500	7,500	—	—	—	—
Thornburg Investment Management	11/02/09	10	10	—	—	—	—
FedEx	11/06/09	307	307	—	—	—	—
Rubin Katz Law Firm	11/06/09	117	117	—	—	—	—
Rubin Katz Law Firm	11/06/09	2	2	—	—	—	—
Rubin Katz Law Firm	11/06/09	8	8	—	—	—	—
J and J Technical Services, Inc.	11/10/09	3,758	3,758	—	—	—	—
Pepper Hamilton LLP	11/10/09	26,705	26,705	—	—	—	—
Pepper Hamilton LLP	11/10/09	104	104	—	—	—	—
Pepper Hamilton LLP	11/10/09	2,994	2,994	—	—	—	—
Pepper Hamilton LLP	11/10/09	597	597	—	—	—	—
Pepper Hamilton LLP	11/10/09	4,890	4,890	—	—	—	—
Epiq Bankruptcy Solutions, LLC	11/11/09	35,651	35,651	—	—	—	—
FedEx	11/13/09	366	366	—	—	—	—
Thornburg Mortgage Advisory Co	11/15/09	28,453	28,453
O’Melveny & Myers, LLP	11/18/09	1,900	1,900	—	—	—	—
Southwest Copy Systems	11/18/09	1,897	1,897	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of November 30, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
State of Illinois	11/18/09	25	25	—	—	—	—
State of Minnesota	11/18/09	50	50	—	—	—	—
FedEx	11/20/09	359	359	—	—	—	—
TMST Employee (Expense reimbursement)	11/24/09	41	41	—	—	—	—
Shawn Buniel	11/25/09	450	450	—	—	—	—
FedEx	11/27/09	1,025	1,025	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	11/30/09	35,000	35,000	—	—	—	—
Goldin Associates, LLC	11/30/09	200,000	200,000	—	—	—	—
J.H. Cohn LLP	11/30/09	150,000	150,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	11/30/09	300,000	300,000	—	—	—	—
Tydings & Rosenberg LLP	11/30/09	50,000	50,000	—	—	—	—
Cenlar	11/30/09	1,391,980	1,391,980	—	—	—	—
Shapiro Sher Guinot & Sandler	11/30/09	240,000	240,000	—	—	—	—
State of Mississippi	11/30/09	576	576	—	—	—	—
State of Nebraska	11/30/09	300	300	—	—	—	—
State of New Hampshire	11/30/09	600	600	—	—	—	—
State of North Carolina	11/30/09	725	725	—	—	—	—
State of South Dakota	11/30/09	500	500	—	—	—	—
State of Washington	11/30/09	59	59	—	—	—	—
Thornburg Mortgage Advisory Co	11/30/09	5,024	5,024	—	—	—	—

		7,326,040	2,574,533	1,687,902	1,743,175	462,713	857,717

Potential obligations - Invoices under review	07/31/09	37,518	—	—	—	—	37,518

Post Petition Accounts Payable		7,363,558	$2,574,533	$1,687,902	$1,743,175	$462,713	$895,234

NOTE: Includes estimates for amounts that may be due to ordinary course professionals for which an invoice for services had not been received.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending November 30, 2009

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.